                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 14, 1999

                              AT HOME CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         000-22697                                           77-0408542
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       (Commission File Number)                (IRS Employer Identification No.)

           425 Broadway Street, Redwood City, California                94063
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                    (Address of principal executive offices)          (Zip Code)

                                 (650) 569-5000
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of business acquired
       -----------------------------------------

       The following documents appear as Exhibit 99.01 to this current report on Form 8-K/A and are incorporated herein by reference:

       Narrative Communications Corp. audited financial statements as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996, the period from inception (September 29, 1995) through December 31, 1995 and the period from inception (September 29, 1995) through December 31, 1997 and unaudited financial statements as of September 30, 1998, for the nine months ended September 30, 1998 and 1997 and the period from inception (September 29, 1995) through September 30, 1998.

(b)    Unaudited Pro Forma condensed combined financial information
       ------------------------------------------------------------

       The following documents appear as Exhibit 99.02 to this Current Report on Form 8-K/A and are incorporated herein by reference:

       (i) Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1998

       (ii) Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997

       (iii) Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 1998

       (iv) Notes to the Unaudited Pro Forma Condensed Combined Financial Information

(c)    Exhibits
       --------

       23.01  Consent of Ernst & Young LLP, Independent Auditors

       99.01  Financial Statements of Narrative Communications Corp

       99.02  Unaudited Pro Forma Condensed Combined Financial Information

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DATED: February 19, 1999               AT HOME CORPORATION

                                       By: /s/ KENNETH A. GOLDMAN
                                          -------------------------------------
                                           Kenneth A. Goldman,
                                           Senior Vice President and
                                           Chief Financial Officer

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                                 EXHIBIT INDEX

23.01         Consent of Ernst & Young LLP, Independent Auditors

99.01         Financial Statement of Narrative Communications Corporation

99.02         Unaudited Pro Forma Condensed Combined Financial Information